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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 27, 2001

                           CIGNA HIGH INCOME SHARES
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



Massachusetts                   811-5495                  04-2999956
---------------------------     -------------------       -------------------
(State or other juris-          (Commission               (IRS Employer
diction of incorporation)       File Number)              Identification No.)

100 Front Street, Suite 300, Worcester, MA                01601
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (860) 226-5576

                      N/A
     ------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5. Other Events

Alan C. Petersen is no longer the portfolio manager for CIGNA High Income Shares (the "Fund"). The high yield fixed income team of TimesSquare Capital Management, Inc. is now responsible for management of the Fund's portfolio.


Date: February 27, 2001         CIGNA HIGH INCOME SHARES.
                                         -----------
                                         (Registrant)

                                By: /s/ Jeffrey S. Winer
                                -------------------------
                                Jeffrey S. Winer
                                Vice President and Secretary